UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 25, 2014

(Date of earliest event reported)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, 30th Floor,
New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 25, 2014, Sequential Brands Group, Inc. (the “Company”) issued a press release announcing the execution of a definitive agreement to acquire Galaxy Brand Holdings, Inc. (“Galaxy”) for $100 million in cash (subject to adjustment), 13.75 million shares of common stock of the Company and certain performance based warrants. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements (“forward-looking statements”) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the timing and likelihood of the Galaxy acquisition, the expected effects of the Galaxy acquisition on the Company’s revenues, earnings and brands and the expected financing for the acquisition. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Our actual results could differ materially from those stated or implied in forward looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts,” “projects,” “aims,” “targets,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the “SEC”); risks related to the proposed transaction, including the ability to consummate the merger and the timing of the closing of the merger; general economic, market, or business conditions; changes in the Company’s competitive position or competitive actions by other companies; the Company’s ability to maintain strong relationships with its licensees; the Company’s ability to retain key personnel; the Company’s ability to achieve and/or manage growth and to meet target metrics associated with such growth; the Company’s ability to successfully attract new brands; the Company’s ability to identify suitable targets for acquisitions; the Company’s ability to obtain financing for the acquisitions on commercially reasonable terms; the Company’s ability to integrate successfully the new acquisitions into its ongoing business; and the ability to achieve the anticipated results of the proposed transaction and other potential acquisitions; the Company’s ability to comply with government regulations; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the Company’s control. Refer to the section entitled “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as the Company’s Quarterly Reports on Form 10-Q and other SEC filings for a discussion of important risks, uncertainties and other factors that may affect our business, results of operations and financial condition. The Company’s stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC an information statement of the Company in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a copy, without charge, of the information statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents, without charge, by contacting the Company’s Investor Relations department at 1065 Avenue of the Americas, 30th Floor, New York, New York 10018, Tel: (646) 564-2577.

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are filed as a part of this Report.

Exhibit No.	Description
99.1	Press Release of Sequential Brands Group, Inc. dated June 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: June 25, 2014
	By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Sequential Brands Group, Inc. dated June 25, 2014.